EXHIBIT  99.1

FOR  IMMEDIATE  RELEASE

BILOXI, MISS. (June 19, 2003)-Isle of Capri Casinos, Inc. (NASDAQ: ISLE) today reported financial results for the fourth quarter and fiscal year ended April 27, 2003. For the fourth quarter, the company reported net income of $18.2 million or $0.60 per diluted common share compared to a net loss of $22.0 million or $0.78 loss per diluted common share for the same quarter last year. Net income for the quarter ended April 27, 2003 includes a valuation charge of $1.3 million, net of income taxes, that relates to a reserve for a loss on an investment. The prior year's fourth quarter net loss included a valuation charge of $39.9 million, net of income taxes, that related primarily to the impairment of the Isle-Tunica and the Lady Luck-Las Vegas properties and extraordinary items of $1.9 million net of income taxes, that related to the extinguishment of a portion of the company's senior credit facility. During the fourth quarter ended April 27, 2003, Isle of Capri Casinos had net revenues of $275.9 million, compared to $299.7 million for the same period in fiscal 2002 and Adjusted EBITDA (1) of $73.6 million, compared to $73.5 million for the same period in fiscal 2002.

For the fiscal year ended April 27, 2003, Isle of Capri Casinos reported net income of $45.6 million or $1.50 per diluted common share compared to a net loss of $35,000 or $0.001 per diluted common share for the fiscal year ended April 28, 2002. Net income for the fiscal year ended April 27, 2003, includes a valuation charge of $1.3 million, net of income taxes, that relates to a reserve for a loss on an investment. The prior year's net loss included a valuation charge of $39.9 million, net of income taxes, that related primarily to the impairment of the Isle-Tunica and the Lady Luck-Las Vegas properties; preopening expenses of $2.5 million, net of income taxes, that related to the opening of the Isle-Boonville on December 6, 2001; and extraordinary items in the amount of $4.3 million, net of income taxes, related to the extinguishment of a portion of the company's senior credit facility. Net revenues for fiscal 2003 were $1.07 billion, down from $1.09 billion for the comparable period in the previous year. Adjusted EBITDA in fiscal 2003 was $242.3 million, an increase of $0.9 million over the prior year period Adjusted EBITDA of $241.4 million.

See tables and footnotes on the following pages for further details regarding the above operating results.

(1)See Adjusted EBITDA defined in footnote (2) of Comparative Financial Highlights.

FOURTH  QUARTER  RESULTS

Bernard Goldstein, Isle of Capri Casinos, Inc. chairman and chief executive officer, said, "The Isle has held steady through this period of uncertainty. We do feel strongly that the economy will recover; therefore, we have been working hard to position ourselves to be prepared with both our programs and our products."

The company's loyalty programs through the IsleOne Players Club have provided a benefit by offsetting a weaker retail business this quarter. Revenue from our club members at the same properties, year-over-year, has increased by 8.5 percent and revenue from club members enrolled in our IsleMiles program has increased by 22.2 percent. IsleMiles, introduced by the company last year, is the first-of its-kind deferred-reward loyalty program in the industry. The program allows players to earn IsleMiles, which can be redeemed for premium merchandise, Carnival cruises and trips to Isle of Capri properties.

Construction continued during the quarter for the company's expansion projects at the Isle-Biloxi and the Isle-Bossier City. The properties are part of the previously announced improvement plan that will provide additional and upgraded amenities at the Isle-Biloxi, the Isle-Bossier City and the Isle-Marquette. Due to the construction, some disruption has occurred at both properties, particularly with the parking areas.

On April 22, 2003, the Isle-Black Hawk completed the acquisition of the Colorado Central Station-Black Hawk and the Colorado Grande-Cripple Creek for approximately $84.0 million adjusted for certain working capital adjustments. The company believes that the addition of the Colorado Central Station-Black Hawk, which is located on the opposite side of the street from the Isle-Black Hawk, will further develop operational efficiencies as well as bring the best aspects of both brands to the customer. The Isle-Black Hawk will delay beginning its previously announced expansion program until after the outcome of a proposed statewide referendum on VLT's at racetracks in Colorado has been determined in November of 2003.

During this quarter, the company also opened a new generation of its Calypso's Buffets, featuring upgraded decor and menu items at the Isle-Biloxi and the Isle-Black Hawk. The new design and food offerings were introduced to further enhance the Isle's brand.

John M. Gallaway, president and COO, said, "Despite the economic climate coupled with some construction disruption, the Isle of Capri persevered due to our strong brand and geographic diversity. We are moving forward, increasing our focus on improving our product and our customer satisfaction; therefore, our board has approved an aggressive $96.6 million capital plan for the coming fiscal year. This plan allows us to concentrate on our existing product with improvement and expansions."

Highlights of this new capital expenditures plan, which the company expects to complete during the next 24 months, include: $32.4 million in slot product improvement; $15.0 million in improvements to the Isle-Lake Charles; $10.0 million in improvements to the Isle-Kansas City; and $5.0 million in improvements to the Isle-Bossier City, in each case to expand and/or renovate the casino area at each of these properties. To further the effort to improve customer satisfaction, the plan also includes $10.2 million in changes and additions to the company's retail food product. The Isle-Vicksburg's, the Isle-Lake Charles' and the Isle-Bossier City's buffets will be upgraded to the new Calypso's product. The Rhythm City-Davenport will also introduce a new buffet-style restaurant. And the Isle-Boonville and the Isle-Bettendorf will receive fixture upgrades. The Isle-Black Hawk's and the Isle-Lake Charles' Tradewinds Marketplace restaurants will be upgraded to meet with the company's new version.

In the area of new development, the company has an agreement in principle to invest up to $10.0 million, primarily in gaming equipment, to lease and operate an Isle of Capri Casino at Our Lucaya Beach and Golf Resort in Freeport, Grand Bahamas. The project is subject to various conditions, including, without limitation, execution of a definitive agreement and governmental and regulatory approvals. The company is also actively pursuing other gaming opportunities in a number of jurisdictions.

The  following  are  a  few  highlights  from  our  consolidated  balance sheet:





                          ISLE OF CAPRI CASINOS, INC.
                   CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                                (IN THOUSANDS)

                                         APRIL 27, 2003   APRIL 28, 2002
                                         ---------------  ---------------
Cash and cash equivalents (1) . . . . .  $        94,626  $        76,597
Property and equipment, net . . . . . .          841,332          803,507
Long-term debt, including
   current portion. . . . . . . . . . .        1,027,987        1,009,299
Stockholders' equity. . . . . . . . . .          203,904          159,198


(1) As of April 27, 2003, amount includes short-term marketable securities of $14.0 million held by the Isle-Black Hawk.




ISLE OF CAPRI CASINOS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                   THREE MONTHS ENDED
                                                                                            APRIL 27,            APRIL 28,
                                                                                                2003                 2002
                                                            -----------------------------------------  -------------------
Revenues:
  Casino . . . . . . . . . . . . . . . . . . . . . . . . .  $                                272,085   $          285,977
  Hotel,  pari-mutuel, food, beverage & other. . . . . . .                                    54,198               62,720
                                                            -----------------------------------------  -------------------
  Gross revenues . . . . . . . . . . . . . . . . . . . . .                                   326,283              348,697
  Less promotional allowances. . . . . . . . . . . . . . .                                    50,406               48,963
                                                            -----------------------------------------  -------------------
Net revenues . . . . . . . . . . . . . . . . . . . . . . .                                   275,877              299,734

Operating and other expenses:
  Properties (1)(2). . . . . . . . . . . . . . . . . . . .                                   196,501              221,474
  Corporate and new development. . . . . . . . . . . . . .                                     5,737                4,786
  Preopening (3) . . . . . . . . . . . . . . . . . . . . .                                         -                    -
  Valuation charge (4) . . . . . . . . . . . . . . . . . .                                     1,923               61,362
  Depreciation and amortization. . . . . . . . . . . . . .                                    20,587               18,982
                                                            -----------------------------------------  -------------------
Total operating and other expenses . . . . . . . . . . . .                                   224,748              306,604

Operating income (loss). . . . . . . . . . . . . . . . . .                                    51,129               (6,870)

Equity in loss of unconsolidated
  joint venture. . . . . . . . . . . . . . . . . . . . . .                                         -                  (38)
Net interest expense (5) . . . . . . . . . . . . . . . . .                                   (19,981)             (20,838)
Minority interest (6). . . . . . . . . . . . . . . . . . .                                    (2,155)              (2,052)
                                                            -----------------------------------------  -------------------

Income (loss) before income taxes and extraordinary items.                                    28,993              (29,798)

Income tax expense (benefit) . . . . . . . . . . . . . . .                                    10,755               (9,741)
                                                            -----------------------------------------  -------------------

Income (loss) before extraordinary items . . . . . . . . .                                    18,238              (20,057)

Extraordinary items, net of income taxes (7) . . . . . . .                                         -               (1,911)
                                                            -----------------------------------------  -------------------

Net income (loss). . . . . . . . . . . . . . . . . . . . .  $                                 18,238   $          (21,968)
                                                            =========================================  ===================

Per share data - diluted:
Income (loss) before extraordinary items . . . . . . . . .  $                                   0.60   $            (0.71)
Extraordinary items, net of income taxes . . . . . . . . .  $                                      -   $            (0.07)
Net income (loss). . . . . . . . . . . . . . . . . . . . .  $                                   0.60   $            (0.78)

Weighted average diluted common shares (8) . . . . . . . .                                    30,133               28,327


ISLE OF CAPRI CASINOS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 Fiscal Year Ended
                                                               APRIL 27,    APRIL 28,
                                                                  2003         2002
                                                            -----------  -----------

Revenues:
  Casino . . . . . . . . . . . . . . . . . . . . . . . . .  $1,051,485   $1,056,967
  Hotel,  pari-mutuel, food, beverage & other. . . . . . .     213,973      231,678
                                                            -----------  -----------
  Gross revenues . . . . . . . . . . . . . . . . . . . . .   1,265,458    1,288,645
  Less promotional allowances. . . . . . . . . . . . . . .     199,727      203,334
                                                            -----------  -----------
Net revenues . . . . . . . . . . . . . . . . . . . . . . .   1,065,731    1,085,311

Operating and other expenses:
  Properties (1)(2). . . . . . . . . . . . . . . . . . . .     801,041      825,580
  Corporate and new development. . . . . . . . . . . . . .      22,372       18,326
  Preopening (3) . . . . . . . . . . . . . . . . . . . . .           -        3,871
  Valuation charge (4) . . . . . . . . . . . . . . . . . .       1,923       61,362
  Depreciation and amortization. . . . . . . . . . . . . .      76,626       72,064
                                                            -----------  -----------
Total operating and other expenses . . . . . . . . . . . .     901,962      981,203

Operating income (loss). . . . . . . . . . . . . . . . . .     163,769      104,108

Equity in loss of unconsolidated
  joint venture. . . . . . . . . . . . . . . . . . . . . .           -          (38)
Net interest expense (5) . . . . . . . . . . . . . . . . .     (82,003)     (88,327)
Minority interest (6). . . . . . . . . . . . . . . . . . .      (9,451)      (7,676)
                                                            -----------  -----------

Income (loss) before income taxes and extraordinary items.      72,315        8,067

Income tax expense (benefit) . . . . . . . . . . . . . . .      26,722        3,753
                                                            -----------  -----------

Income (loss) before extraordinary items . . . . . . . . .      45,593        4,314

Extraordinary items, net of income taxes (7) . . . . . . .           -       (4,349)
                                                            -----------  -----------

Net income (loss). . . . . . . . . . . . . . . . . . . . .  $   45,593   $      (35)
                                                            ===========  ===========

Per share data - diluted:
Income (loss) before extraordinary items . . . . . . . . .  $     1.50   $     0.15
Extraordinary items, net of income taxes . . . . . . . . .  $        -   $    (0.15)
Net income (loss). . . . . . . . . . . . . . . . . . . . .  $     1.50   $        -

Weighted average diluted common shares (8) . . . . . . . .      30,452       29,765


(1)For the fiscal year ended April 28, 2002, amount includes $3.4 million for the Rhythm City-Davenport and $0.75 million for the Isle-Marquette related to business interruption insurance proceeds.
(2)For the fiscal year ended April 27, 2003, amount includes $2.6 milion in insurance proceeds for a litigation settlement that was expensed in the fiscal year ended April 28, 2002.
(3)For the fiscal year ended April 28, 2002, preopening relates to expenses incurred in preparation for the opening of the Isle-Boonville on December 6, 2001.
(4)For the quarter and fiscal year ended April 27, 2003, the company fully reserved its investment in Ardent Gaming, L.L.C., an unrelated third-party. The system being developed under the joint venture is substantially past due and management believes it is probable that it will not recover its investment. Valuation charge for the fiscal year ended April 28, 2002, consists of impairment charges of $59.2 million for the difference between net book value of the Lady Luck-Las Vegas and the Isle-Tunica and fair value less any costs to sell, and $2.2 million for a barge and hulls that have been in storage for future development which are offered for sale.
(5)Consolidated net interest expense is comprised of the following components:



                                                 THREE MONTHS ENDED    FISCAL YEAR ENDED
                                       APRIL 27,          APRIL 28,    APRIL 27,    APRIL 28,
                                           2003               2002         2003         2002
                          --------------------  -------------------  -----------  -----------
                                                           (In thousands)
Interest expense . . . .  $            20,442   $           21,059   $   82,734   $   90,476
Interest income. . . . .                 (362)                (209)        (562)        (850)
Capitalized interest . .                  (99)                 (12)        (169)      (1,299)
                          --------------------  -------------------  -----------  -----------
   Net interest expense.  $            19,981   $           20,838   $   82,003   $   88,327
                          ====================  ===================  ===========  ===========


Included in the consolidated interest is the Isle-Black Hawk's, the Colorado Central Station-Black Hawk's and the Colorado Grande-Cripple Creek's net interest expense that is comprised of the following:



                                           THREE MONTHS ENDED            FISCAL YEAR ENDED
                                     APRIL 27,            APRIL 28,    APRIL 27,    APRIL 28,
                                         2003                 2002         2003         2002
                          --------------------  -------------------  -----------  -----------
                                                          (In thousands)
Interest expense . . . .  $             1,417   $            1,474   $    5,629   $    9,892
Interest income. . . . .                   (1)                  (5)         (14)        (171)
Capitalized interest . .                    -                    -            -            -
                          --------------------  -------------------  -----------  -----------
   Net interest expense.  $             1,416   $            1,469   $    5,615   $    9,721
                          ====================  ===================  ===========  ===========


(6)Minority interest represents the portion of the Isle-Black Hawk's, Colorado Central Station-Black Hawk's and Colorado Grande-Cripple Creek's income before income taxes owned by an unrelated third-party.
(7)For the fiscal year ended April 28, 2002, extraordinary items, net of income taxes, of $4.3 million consists of costs associated with the extinguishment of debt related to the refinancing of the Isle-Black Hawk's $75.0 million 13 percent First Mortgage Notes on December 17, 2001, and the refinancing of Isle of Capri's Amended and Restated Credit Facility on March 27, 2002.
(8)Due to the net loss for the quarter ended April 28, 2002, net loss per diluted common share excludes the potentially dilutive effect of approximately 2.0 million shares primarily related to unexercised stock options. Had these shares been included in the computation, net loss per diluted common share would have been $0.73.




ISLE OF CAPRI CASINOS, INC.
COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
(IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                                                            --------------------
                                                                                  APRIL 27,
                                                                                    2003
                                                      --------------------------------------------------------------------
                                                         NET REVENUES (1)   ADJUSTED EBITDA (2)     ADJUSTED EBITDA MARGIN %
----------------------------------------------------  --------------------  -------------------------  ----------------

BILOXI . . . . . . . . . . . . . . . . . . . . . . .  $             21,026  $                  5,402              25.7%
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . .                 9,427                     2,843              30.2%
VICKSBURG. . . . . . . . . . . . . . . . . . . . . .                14,420                     4,466              31.0%
LULA . . . . . . . . . . . . . . . . . . . . . . . .                25,147                     7,026              27.9%
BOSSIER CITY . . . . . . . . . . . . . . . . . . . .                29,574                     7,944              26.9%
LAKE CHARLES  (3). . . . . . . . . . . . . . . . . .                43,874                    12,810              29.2%
BLACK HAWK (4) . . . . . . . . . . . . . . . . . . .                25,221                     9,959              39.5%
COLORADO CENTRAL
   STATION (5)(6). . . . . . . . . . . . . . . . . .                   910                       221              24.3%
COLORADO GRANDE (6)(7) . . . . . . . . . . . . . . .                   167                        60              35.9%
BETTENDORF . . . . . . . . . . . . . . . . . . . . .                24,793                     9,528              38.4%
DAVENPORT. . . . . . . . . . . . . . . . . . . . . .                15,527                     3,952              25.5%
MARQUETTE. . . . . . . . . . . . . . . . . . . . . .                 9,285                     1,785              19.2%
KANSAS CITY. . . . . . . . . . . . . . . . . . . . .                24,321                     6,008              24.7%
BOONVILLE. . . . . . . . . . . . . . . . . . . . . .                16,615                     4,747              28.6%
CORPORATE &
   OTHER (8)(9). . . . . . . . . . . . . . . . . . .                15,570                    (3,112)               N/M
                                                      --------------------  -------------------------  ----------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $            275,877  $                 73,639              26.7%
                                                      ====================  =========================  ================



ISLE OF CAPRI CASINOS, INC.
COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
(IN THOUSANDS)


                                                                            THREE MONTHS ENDED
                                                                            --------------------
                                                                                  APRIL 28,
                                                                                    2002
                                                      --------------------------------------------------------------------
                                                         NET REVENUES (1)   ADJUSTED EBITDA (2)     ADJUSTED EBITDA MARGIN %
----------------------------------------------------  --------------------  -------------------------  ----------------
BILOXI . . . . . . . . . . . . . . . . . . . . . . .  $             22,530  $                  6,971               30.9%
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . .                 9,586                     3,390               35.4%
VICKSBURG. . . . . . . . . . . . . . . . . . . . . .                15,759                     5,127               32.5%
LULA . . . . . . . . . . . . . . . . . . . . . . . .                25,960                     9,553               36.8%
BOSSIER CITY . . . . . . . . . . . . . . . . . . . .                33,226                     8,847               26.6%
LAKE CHARLES  (3). . . . . . . . . . . . . . . . . .                49,035                    10,371               21.2%
BLACK HAWK (4) . . . . . . . . . . . . . . . . . . .                26,874                     8,589               32.0%
COLORADO CENTRAL
   STATION (5)(6). . . . . . . . . . . . . . . . . .                   955                       238               24.9%
COLORADO GRANDE (6)(7) . . . . . . . . . . . . . . .                   135                        24               17.8%
BETTENDORF . . . . . . . . . . . . . . . . . . . . .                23,972                     7,419               30.9%
DAVENPORT. . . . . . . . . . . . . . . . . . . . . .                15,394                     4,103               26.7%
MARQUETTE. . . . . . . . . . . . . . . . . . . . . .                 9,878                     2,747               27.8%
KANSAS CITY. . . . . . . . . . . . . . . . . . . . .                23,955                     6,707               28.0%
BOONVILLE. . . . . . . . . . . . . . . . . . . . . .                16,303                     2,526               15.5%
CORPORATE &
   OTHER (8)(9). . . . . . . . . . . . . . . . . . .                27,262                    (2,876)                N/M
                                                      --------------------  -------------------------  -----------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $            300,824  $                 73,736               24.5%
                                                      ====================  =========================  =================





ISLE OF CAPRI CASINOS, INC.
COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
(IN THOUSANDS)

                                                                            FISCAL YEAR ENDED
                                                                            --------------------
                                                                                  APRIL 27,
                                                                                    2003
                                                      --------------------------------------------------------------------
                                                         NET REVENUES (1)   ADJUSTED EBITDA (2)     ADJUSTED EBITDA MARGIN %
----------------------------------------------------  --------------------  -------------------------  ----------------

BILOXI . . . . . . . . . . . . . . . . . . . . . . .  $             81,181  $                 19,605              24.1%
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . .                33,779                     8,872              26.3%
VICKSBURG. . . . . . . . . . . . . . . . . . . . . .                55,673                    16,045              28.8%
LULA . . . . . . . . . . . . . . . . . . . . . . . .                92,568                    26,117              28.2%
BOSSIER CITY . . . . . . . . . . . . . . . . . . . .               116,808                    26,567              22.7%
LAKE CHARLES  (3). . . . . . . . . . . . . . . . . .               169,495                    44,004              26.0%
BLACK HAWK (4) . . . . . . . . . . . . . . . . . . .               103,801                    38,575              37.2%
COLORADO CENTRAL
   STATION (5)(6). . . . . . . . . . . . . . . . . .                   910                       221              24.3%
COLORADO GRANDE (6)(7) . . . . . . . . . . . . . . .                   167                        60              35.9%
BETTENDORF . . . . . . . . . . . . . . . . . . . . .                95,334                    30,979              32.5%
DAVENPORT  (10). . . . . . . . . . . . . . . . . . .                59,446                    12,385              20.8%
MARQUETTE (10) . . . . . . . . . . . . . . . . . . .                38,178                     8,175              21.4%
KANSAS CITY. . . . . . . . . . . . . . . . . . . . .                91,971                    18,522              20.1%
BOONVILLE (11) . . . . . . . . . . . . . . . . . . .                62,401                    15,349              24.6%
CORPORATE &
   OTHER (8)(9). . . . . . . . . . . . . . . . . . .                64,019                   (23,158)               N/M
                                                      --------------------  -------------------------  ----------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $          1,065,731  $                242,318              22.7%
                                                      ====================  =========================  ================




ISLE OF CAPRI CASINOS, INC.
COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
(IN THOUSANDS)

                                                                            FISCAL YEAR ENDED
                                                                            --------------------
                                                                                  APRIL 28,
                                                                                    2002
                                                      --------------------------------------------------------------------
                                                         NET REVENUES (1)   ADJUSTED EBITDA (2)     ADJUSTED EBITDA MARGIN %
----------------------------------------------------  --------------------  -------------------------  ----------------

BILOXI . . . . . . . . . . . . . . . . . . . . . . .  $             81,739  $                 21,852              26.7%
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . .                35,249                    10,708              30.4%
VICKSBURG. . . . . . . . . . . . . . . . . . . . . .                58,192                    18,543              31.9%
LULA . . . . . . . . . . . . . . . . . . . . . . . .                90,584                    24,964              27.6%
BOSSIER CITY . . . . . . . . . . . . . . . . . . . .               120,112                    28,808              24.0%
LAKE CHARLES  (3). . . . . . . . . . . . . . . . . .               193,895                    50,944              26.3%
BLACK HAWK (4) . . . . . . . . . . . . . . . . . . .               108,288                    36,644              33.8%
COLORADO CENTRAL
   STATION (5)(6). . . . . . . . . . . . . . . . . .                   955                       238              24.9%
COLORADO GRANDE (6)(7) . . . . . . . . . . . . . . .                   135                        24              17.8%
BETTENDORF . . . . . . . . . . . . . . . . . . . . .                95,358                    28,977              30.4%
DAVENPORT  (10). . . . . . . . . . . . . . . . . . .                57,225                    12,046              21.1%
MARQUETTE (10) . . . . . . . . . . . . . . . . . . .                37,017                     8,991              24.3%
KANSAS CITY. . . . . . . . . . . . . . . . . . . . .                89,057                    16,776              18.8%
BOONVILLE (11) . . . . . . . . . . . . . . . . . . .                25,894                     4,180              16.1%
CORPORATE &
   OTHER (8)(9). . . . . . . . . . . . . . . . . . .                92,701                   (22,028)               N/M
                                                      --------------------  -------------------------  ----------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . .  $          1,086,401  $                241,667              22.2%
                                                      ====================  =========================  ================


(1) Net revenues are presented net of complimentaries, slot points expense and cash coupon redemptions.
(2) EBITDA is "earnings before interest, income taxes, depreciation and amortization." Isle of Capri calculates Adjusted EBITDA by adding depreciation and amortization expense, preopening expense and non-cash items to operating income. Adjusted EBITDA is a supplemental financial measurement used by Isle of Capri's management, as well as industry analysts, in the evaluation of its businesses. Adjusted EBITDA is not presented as an alternative measure of operating income or cash flow from operations (as determined in accordance with accounting principles generally accepted in the United States (GAAP)). All companies do not calculate Adjusted EBITDA in the same manner. As a result, Adjusted EBITDA as presented here may not be comparable to similarly titled Measures reported by other companies. Adjusted EBITDA Margin is calculated by Dividing Adjusted EBITDA by net revenues. A reconciliation of operating income as determined in accordance with GAAP to Adjusted EBITDA and operating income as a percentage of net revenues is shown below.




ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  THREE MONTHS ENDED
                                                                  ----------------------------
                                                                  APRIL 27,  2003
                                                                  ----------------------------
                                                                  OPERATING INCOME (LOSS)(13)   DEPRECIATION &
                                                                                                 AMORTIZATION
                                                                  ----------------------------  -------------
BILOXI . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                     3,363   $       2,039
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        2,185             658
VICKSBURG. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        3,223           1,243
LULA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        4,597           2,429
BOSSIER CITY . . . . . . . . . . . . . . . . . . . . . . . . . .                        6,032           1,912
LAKE CHARLES . . . . . . . . . . . . . . . . . . . . . . . . . .                       10,166           2,644
BLACK HAWK . . . . . . . . . . . . . . . . . . . . . . . . . . .                        8,054           1,905
COLORADO CENTRAL . . . . . . . . . . . . . . . . . . . . . . . .
   STATION (6) . . . . . . . . . . . . . . . . . . . . . . . . .                          221               -
COLORADO . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   GRANDE (6). . . . . . . . . . . . . . . . . . . . . . . . . .                           60               -
BETTENDORF . . . . . . . . . . . . . . . . . . . . . . . . . . .                        7,697           1,831
DAVENPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        2,277           1,675
MARQUETTE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        1,006             779
KANSAS CITY. . . . . . . . . . . . . . . . . . . . . . . . . . .                        4,538           1,470
BOONVILLE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        3,291           1,456
CORPORATE &. . . . . . . . . . . . . . . . . . . . . . . . . . .                            -
   OTHER (12). . . . . . . . . . . . . . . . . . . . . . . . . .                       (5,581)            546
                                                                  ----------------------------  -------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                    51,129   $      20,587
                                                                  ============================  =============


ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  THREE MONTHS ENDED
                                                             ----------------------------
                                                                  APRIL 27,  2003
                                                             ----------------------------
                                                         PREOPENING & NON-CASH ITEMS   ADJUSTED EBITDA    OPERATING INCOME MARGIN %
                                                         ----------------------------  -----------------  -------------------------
BILOXI . . . . . . . . . . . . . . . . . . . . . . . ..  $                          -  $          5,402                       16.0%
NATCHEZ. . . . . . . . . . . . . . . . . . .  . . . . .                             -             2,843                       23.2%
VICKSBURG. . . . . . . . . . . . . . . . . . .  . . . .                             -             4,466                       22.4%
LULA . . . . . . . . . . . . . . . . . . . . .  . . . .                             -             7,026                       18.3%
BOSSIER CITY . . . . . . . . . . . . . . . . . .. . . .                             -             7,944                       20.4%
LAKE CHARLES . . . . . . . . . . . . . . . . . .. . . .                             -            12,810                       23.2%
BLACK HAWK . . . . . . . . . . . .  . . . . . . . . . .                             -             9,959                       31.9%
COLORADO CENTRAL
   STATION (6) . . . . . . . . . .  . . . . . . . . . .                             -               221                       24.3%
COLORADO
   GRANDE (6). . . . . . . . . . .  . . . . . . . . . .                             -                60                       35.9%
BETTENDORF . . . . . . . . . . . . .. . . . . . . . . .                             -             9,528                       31.0%
DAVENPORT. . . . . . . . . . . . . .. . . . . . . . . .                             -             3,952                       14.7%
MARQUETTE. . . . . . . . . . . . . .. . . . . . . . . .                             -             1,785                       10.8%
KANSAS CITY. . . . . . . . . . . . .. . . . . . . . . .                             -             6,008                       18.7%
BOONVILLE. . . . . . . . .. . . . . . . . . . . . . . .                             -             4,747                       19.8%
CORPORATE &
   OTHER (12). . . . . . .. . . . . . . . . . . . . . .                         1,923            (3,112)                        N/M
                                                         ----------------------------  -----------------  -------------------------
  TOTAL. . . . . . . . . . .  . . . . . . . . . . . . .  $                      1,923  $         73,639                       18.5%
                                                         ============================  =================  =========================







ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  THREE MONTHS ENDED
                                                             ----------------------------
                                                                  APRIL 28, 2002
                                                             ----------------------------
                                                               OPERATING INCOME (LOSS)(13)  DEPRECIATION &
                                                                                            AMORTIZATION
                                                             ----------------------------  -------------

BILOXI . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                     5,448   $       1,523
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . . . . . .                        2,820             570
VICKSBURG. . . . . . . . . . . . . . . . . . . . . . . . . .                        4,033           1,094
LULA . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        7,294           2,259
BOSSIER CITY . . . . . . . . . . . . . . . . . . . . . . . .                        6,884           1,963
LAKE CHARLES . . . . . . . . . . . . . . . . . . . . . . . .                        7,938           2,433
BLACK HAWK . . . . . . . . . . . . . . . . . . . . . . . . .                        7,429           1,160
COLORADO CENTRAL . . . . . . . . . . . . . . . . . . . . . .
   STATION (6) . . . . . . . . . . . . . . . . . . . . . . . . .                       57             181
COLORADO . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   GRANDE (6). . . . . . . . . . . . . . . . . . . . . . . . . .                       15               9
BETTENDORF . . . . . . . . . . . . . . . . . . . . . . . . . . .                    5,872           1,547
DAVENPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,595           1,508
MARQUETTE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,035             712
KANSAS CITY. . . . . . . . . . . . . . . . . . . . . . . . . . .                    5,586           1,121
BOONVILLE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    1,111           1,415
CORPORATE &. . . . . . . . . . . . . . . . . . . . . . . . . . .
   OTHER (12). . . . . . . . . . . . . . . . . . . . . . . . . .                  (65,915)          1,677
                                                              ----------------------------  -------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .$                    (6,798)  $      19,172
                                                              ============================  =============





ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  THREE MONTHS ENDED
                                                             ----------------------------
                                                                  APRIL 28,  2002
                                                             ----------------------------
                                                         PREOPENING & NON-CASH ITEMS   ADJUSTED EBITDA    OPERATING INCOME MARGIN %
                                                         ----------------------------  -----------------  -------------------------

BILOXI . . . . . . . . . . . . . . . . . .  . . . . . .  $                          -  $          6,971                       24.2%
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . .. .                             -             3,390                       29.4%
VICKSBURG. . . . . . . . . . . . . . . . . . . . . .. .                             -             5,127                       25.6%
LULA . . . . . . . . . . . . . . . . . . . . . . . .. .                             -             9,553                       28.1%
BOSSIER CITY . . . . . . . . . . . . . . . . . . . .. .                             -             8,847                       20.7%
LAKE CHARLES . . . . . . . . . . . . . . . . . . . .. .                             -            10,371                       16.2%
BLACK HAWK . . . . . . . . . . . . . . . . . . . . .. .                             -             8,589                       27.6%
COLORADO CENTRAL
   STATION (6) . . . . . . . . . . . . . . . . . . .. .                             -               238                        6.0%
COLORADO
   GRANDE (6). . . . . . . . . . . . . . . . . . .  . .                             -                24                       11.1%
BETTENDORF . . . . . . . . . . . . . . . . . . . .. . .                             -             7,419                       24.5%
DAVENPORT. . . . . . . . . . . . . . . . . . . .  . . .                             -             4,103                       16.9%
MARQUETTE. . . . . . . . . . . . . . . . . . .  . . . .                             -             2,747                       20.6%
KANSAS CITY. . . . . . . . . . . . . . . . . .. . . . .                             -             6,707                       23.3%
BOONVILLE. . . . . . . . . . . . . . . . . .  . . . . .                             -             2,526                        6.8%
CORPORATE &
   OTHER (12). . . . . . . . . . . . . . . . . .  . . .                        61,362            (2,876)                        N/M
                                                          ----------------------------  -----------------  ------------------------
 .. . . . . . . . . . . . . . . . . . . . . . . . . . .  $                     61,362  $         73,736                       -2.3%
                                                         ============================  =================  =========================







ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  FISCAL YEAR ENDED
                                                                  ----------------------------
                                                                  APRIL 27,  2003
                                                                  ----------------------------
                                                                  OPERATING INCOME (LOSS)(13)  DEPRECIATION &
                                                                                                AMORTIZATION
                                                                  ----------------------------  -------------
BILOXI . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                    12,730   $       6,875
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        6,706           2,166
VICKSBURG. . . . . . . . . . . . . . . . . . . . . . . . . . . .                       11,293           4,752
LULA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       16,731           9,386
BOSSIER CITY . . . . . . . . . . . . . . . . . . . . . . . . . .                       18,634           7,933
LAKE CHARLES . . . . . . . . . . . . . . . . . . . . . . . . . .                       33,407          10,597
BLACK HAWK . . . . . . . . . . . . . . . . . . . . . . . . . . .                       32,720           5,855
COLORADO CENTRAL . . . . . . . . . . . . . . . . . . . . . . . .
   STATION (6) . . . . . . . . . . . . . . . . . . . . . . . . .                          221               -
COLORADO . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   GRANDE (6). . . . . . . . . . . . . . . . . . . . . . . . . .                           60               -
BETTENDORF . . . . . . . . . . . . . . . . . . . . . . . . . . .                       24,078           6,901
DAVENPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        5,977           6,408
MARQUETTE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        5,147           3,028
KANSAS CITY. . . . . . . . . . . . . . . . . . . . . . . . . . .                       13,276           5,246
BOONVILLE (11) . . . . . . . . . . . . . . . . . . . . . . . . .                        9,705           5,644
CORPORATE &. . . . . . . . . . . . . . . . . . . . . . . . . . .                            -
   OTHER (12). . . . . . . . . . . . . . . . . . . . . . . . . .                      (26,916)          1,835
                                                                  ----------------------------  -------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                   163,769   $      76,626
                                                                  ============================  =============




ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  FISCAL YEAR ENDED
                                                             ----------------------------
                                                                  APRIL 27,  2003
                                                             ----------------------------
                                                         PREOPENING & NON-CASH ITEMS   ADJUSTED EBITDA    OPERATING INCOME MARGIN %
                                                         ----------------------------  -----------------  -------------------------
BILOXI . . . . . . . . . . . . . . . . . . . . .  . . .  $                          -  $         19,605                       15.7%
NATCHEZ. . . . . . . . . . . . . . . . . . . . .  . . .                             -             8,872                       19.9%
VICKSBURG. . . . . . . . . . . . . . . . . . . .  . . .                             -            16,045                       20.3%
LULA . . . . . . . . . . . . . . . . . . . . . .  . . .                             -            26,117                       18.1%
BOSSIER CITY . . . . . . . . . . . . . . . . . .  . . .                             -            26,567                       16.0%
LAKE CHARLES . . . . . . . . . . . . . . . . . .  . . .                             -            44,004                       19.7%
BLACK HAWK . . . . . . . . . . . . . . . . . . .  . . .                             -            38,575                       31.5%
COLORADO CENTRAL
   STATION (6) . . . . . . . . . . . . . . . . .  . . .                             -               221                       24.3%
COLORADO
   GRANDE (6). . . . . . . . .  . . . . . . . . . . . .                             -                60                       35.9%
BETTENDORF . . . . . . . . . .  . . . . . . . . . . . .                             -            30,979                       25.3%
DAVENPORT. . . . . . . . . . .  . . . . . . . . . . . .                             -            12,385                       10.1%
MARQUETTE. . . . . . . . . . .  . . . . . . . . . . . .                             -             8,175                       13.5%
KANSAS CITY. . . . . . . . . .  . . . . . . . . . . . .                             -            18,522                       14.4%
BOONVILLE (11) . . . . . . . .  . . . . . . . . . . . .                             -            15,349                       15.6%
CORPORATE & OTHER (12). . . . . . . . . . . . . . .   .                         1,923           (23,158)                        N/M
                                                         ----------------------------  -----------------  -------------------------
  TOTAL. . . . . . . . . . . . . . . . . . . .. . . . .  $                      1,923  $        242,318                       15.4%
                                                         ============================  =================  =========================






ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  FISCAL YEAR ENDED
                                                                  APRIL 28, 2002
                                                                  ----------------------------
                                                                  OPERATING INCOME (LOSS)(13)  DEPRECIATION &
                                                                                                AMORTIZATION
                                                                  ----------------------------  -------------
BILOXI . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                    16,172   $       5,680
NATCHEZ. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        8,712           1,996
VICKSBURG. . . . . . . . . . . . . . . . . . . . . . . . . . . .                       14,473           4,070
LULA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       15,480           9,484
BOSSIER CITY . . . . . . . . . . . . . . . . . . . . . . . . . .                       21,329           7,479
LAKE CHARLES . . . . . . . . . . . . . . . . . . . . . . . . . .                       41,114           9,830
BLACK HAWK . . . . . . . . . . . . . . . . . . . . . . . . . . .                       32,378           4,266
COLORADO CENTRAL . . . . . . . . . . . . . . . . . . . . . . . .
   STATION (6) . . . . . . . . . . . . . . . . . . . . . . . . .                           57             181
COLORADO . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   GRANDE (6). . . . . . . . . . . . . . . . . . . . . . . . . .                           15               9
BETTENDORF . . . . . . . . . . . . . . . . . . . . . . . . . . .                       22,677           6,300
DAVENPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        5,998           6,048
MARQUETTE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                        6,250           2,741
KANSAS CITY. . . . . . . . . . . . . . . . . . . . . . . . . . .                       12,552           4,224
BOONVILLE. . . . . . . . . . . . . . . . . . . . . . . . . . . .                       (1,860)          2,169
CORPORATE &. . . . . . . . . . . . . . . . . . . . . . . . . . .
   OTHER (12). . . . . . . . . . . . . . . . . . . . . . . . . .                      (91,167)          7,777
                                                                  ----------------------------  -------------
  TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                   104,180   $      72,254
                                                                  ============================  =============




ISLE OF CAPRI CASINOS, INC.
RECONCILIATION OF OPERATING INCOME TO EBITDA BY CASINO PROPERTY
(IN THOUSANDS)

                                                                  FISCAL YEAR ENDED
                                                             ----------------------------
                                                                  APRIL 28,  2002
                                                             ----------------------------
                                                         PREOPENING & NON-CASH ITEMS   ADJUSTED EBITDA    OPERATING INCOME MARGIN %
                                                         ----------------------------  -----------------  -------------------------


BILOXI .. . . . . . . . . . . . . . . . . . . . . . . .  $                          -  $         21,852                       19.8%
NATCHEZ. .  . . . . . . . . . . . . . . . . . . . . . .                             -            10,708                       24.7%
VICKSBURG.  . . . . . . . . . . . . . . . . . . . . . .                             -            18,543                       24.9%
LULA . . .  . . . . . . . . . . . . . . . . . . . . . .                             -            24,964                       17.1%
BOSSIER CITY . . . . . . . . . .. . . . . . . . . . . .                             -            28,808                       17.8%
LAKE CHARLES . . . . . . . . . .. . . . . . . . . . . .                             -            50,944                       21.2%
BLACK HAWK . . . . . . . . . . .. . . . . . . . . . . .                             -            36,644                       29.9%
COLORADO CENTRAL
   STATION (6) . . . . . . . . .. . . . . . . . . . . .                             -               238                        6.0%
COLORADO
   GRANDE (6). . . . . . . . . .. . . . . . . . . . . .                             -                24                       11.1%
BETTENDORF . . . . . . . . . . .. . . . . . . . . . . .                             -            28,977                       23.8%
DAVENPORT. . . . . . . . . . . .. . . . . . . . . . . .                             -            12,046                       10.5%
MARQUETTE. . . . . . . . . . . .. . . . . . . . . . . .                             -             8,991                       16.9%
KANSAS CITY. . . . . . . . . . .. . . . . . . . . . . .                             -            16,776                       14.1%
BOONVILLE. . . . . . . . . . . .. . . . . . . . . . . .                         3,871             4,180                       -7.2%
CORPORATE &
   OTHER (12). . . . . . . . . .. . . . . . . . . . . .                        61,362           (22,028)                        N/M
                                                         ----------------------------  -----------------  -------------------------
  TOTAL. . . . . . . . . . . . . . . . . . . .. . . . .  $                     65,233  $        241,667                        9.6%
                                                         ============================  =================  =========================



(3)For the year ended April 27, 2003, amount includes $2.6 million income for the Isle-Lake Charles related to insurance proceeds for a litigation settlement that was expensed in the fiscal year ended April 28, 2002.
(4)As management fees are eliminated in consolidation, the Isle-Black Hawk's Adjusted EBITDA does not include management fees of $1.6 million, $1.2 million, $5.1 million and $4.8 million for the three and twelve months ended April 27, 2003, and April 28, 2002, respectively. If these charges been included, the Isle-Black Hawk's Adjusted EBITDA would have been $8.3 million, $7.4 million, $33.4 million and $31.8 million for the three and twelve months ended April 27, 2003, and April 28, 2002, respectively.
(5)As management fees are eliminated in consolidation, the Colorado Central Station-Black Hawk's Adjusted EBITDA does not include management fees of $43,000 for the three and twelve months ended April 27, 2003. If this charge been included, the Colorado Central Station-Black Hawk's Adjusted EBITDA would have been $178,000 for the three and twelve months ended April 27, 2003.
(6)These  properties  were acquired by Isle of Capri Casinos, Inc. on April
22, 2003. The prior year results are shown pro forma and are for comparative purposes only. Consolidated results for the three and twelve months ended April 27, 2003, do not include results prior to the acquisition date.
(7)As management fees are eliminated in consolidation, the Colorado Grande-Cripple Creek's Adjusted EBITDA does not include management fees of $8,000 for the three and twelve months ended April 27, 2003. If this charge would have been included, the Colorado Grande-Cripple Creek's Adjusted EBITDA would have been $52,000 for the three and twelve months ended April, 27 2003.
(8)N/M  =  Not  meaningful.
(9)Corporate and other includes the Isle-Tunica, the Lady Luck-Las Vegas and Pompano Park. The Isle-Tunica ceased casino operations on September 3, 2002, which was 33 days prior to the sale of assets to Boyd Casino Strip, LLC on October 7, 2002. On October 30, 2002, the Isle of Capri completed the sale of the Lady Luck-Las Vegas but will continue to operate the casino until the purchaser's designated gaming operator receives regulatory approval. As a result, the results of operations include the gaming operations for the Lady Luck-Las Vegas for the period presented.
(10)Adjusted EBITDA for the fiscal year ended April 28, 2002, includes $3.4 million and $0.75 million business interruption insurance proceeds, as a full settlement, for the Rhythm City-Davenport and the Isle-Marquette, respectively.
(11)The Isle-Boonville opened December 6, 2001. For the twelve months ended April 28, 2002, Adjusted EBITDA does not include $3.9 million, for preopening expenses.
(12)For the quarter and fiscal year ended April 27, 2003, valuation charge represents an amount that is fully reserved as a loss contingency against the investment to date in Ardent Gaming, L.L.C., an unrelated third-party. The system being developed under the joint venture is substantially past due and management has reasonable doubt that it will recover its investment. Valuation charge for the fiscal year ended April 28, 2002, consists of impairment charges of $59.2 million for the difference between net book value of the Lady Luck-Las Vegas and the Isle-Tunica and fair value less any costs to sell, and $2.2 million for a barge and hulls that have been in storage for future development which are offered for sale.
(13)Operating income (loss) does not include management fees as these charges are eliminated in consolidation.

Isle of Capri Casinos, Inc. owns and operates 15 riverboat, dockside and land-based casinos at 14 locations, including Biloxi, Vicksburg, Lula and Natchez, Mississippi; Bossier City and Lake Charles (two riverboats), Louisiana; Black Hawk, Colorado Central Station and Colorado Grande, Colorado; Bettendorf, Davenport and Marquette, Iowa; and Kansas City and Boonville, Missouri. The company also operates Pompano Park Harness Racing Track in Pompano Beach, Florida.

As a publicly held company, we regularly file reports with the Securities and Exchange Commission (the "SEC"). These reports are required by the Securities Exchange Act of 1934 and include:
-     Annual  Reports  on  Form  10-K;
-     Quarterly  Reports  on  Form  10-Q;
-     Current  Reports  on  Form  8-K;  and
-     All  amendments  to  those  reports.

Our  Internet website is http://www.islecorp.com.  We make our filings available
                         -----------------------
free of charge on our Internet website as soon as reasonably practical after we electronically file such reports with, or furnish them to, the SEC.

You may read and copy the reports, statements and other information we file with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington D.C. 20546. You can request copies of these documents by writing to the SEC but must pay photocopying fees. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC's Internet site (http://www.sec.gov).

Contact:
Allan  B.  Solomon,  Executive  Vice  President,  561-995-6660
Rex  Yeisley,  Chief  Financial  Officer,  228-396-7052
Lori  Hutzler,  Director  of  Corporate  Communications,  228-396-7031

This press release contains forward-looking statements which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, permits, weather, competition and business conditions in the gaming industry. The forward- looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.

Additional information concerning potential factors that could affect the company's financial condition, results of operations and expansion projects, is included in the filings of the company with the Securities and Exchange Commission, including but not limited to, its 10-K for the fiscal year ended April 28, 2002 and on Form 10-Q for the quarter ended January 26, 2003.